EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report on Form 10-QSB of Reclamation Consulting and Applications, Inc. (the"Company") for the period ended March
31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gordon W. Davies, President of the Company, and Michael C. Davies, Secretary of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 18, 2004

/s/ Michael C. Davies
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 Michael C. Davies